Exhibit 24.1

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the  31st day of March, 2025

/s/ NIGEL TRAVIS
Nigel Travis

POWER OF ATTORNEY

    The undersigned officer and director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Robert J. Ball, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ FRAN HOROWITZ
Fran Horowitz

POWER OF ATTORNEY

    The undersigned officer of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ ROBERT J. BALL
Robert J. Ball

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ KERRII B. ANDERSON
Kerrii B. Anderson

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ ANDREW CLARKE
Andrew Clarke

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ SUSIE COULTER
Susie Coulter

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ JAMES A. GOLDMAN
James A. Goldman

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ HELEN E. MCCLUSKEY
Helen E. McCluskey

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ ARTURO NUÑEZ
Arturo Nuñez

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ KENNETH B. ROBINSON
Kenneth B. Robinson

POWER OF ATTORNEY

    The undersigned director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the provisions of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, hereby constitutes and appoints Fran Horowitz and Robert J. Ball, each with full power to act alone and, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    EXECUTED as of the 31st day of March, 2025

/s/ HELEN VAID
Helen Vaid